Exhibit 99.2

UNITED STATES OF AMERICA

Before the

SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934

Release No.

ADMINISTRATIVE PROCEEDING

File No. 3-13967

In the Matter of
OFFER OF SETTLEMENT OF THE COLONIAL BANCGROUP, INC.

THE COLONIAL BANCGROUP, INC.,

Respondent.

I.

The Colonial BancGroup, Inc. (“Colonial BancGroup” or “Respondent”), pursuant to Rule 240(a) of the Rules of Practice of the Securities and Exchange Commission (“Commission”) [17 C.F.R. § 201.240(a)] submits this Offer of Settlement (“Offer”) in anticipation of resolving the proceedings instituted against it by the Commission, pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Exchange Act”).

II.

This Offer is submitted solely for the purpose of settling these proceedings, with the express understanding that it will not be used in any way in these or any other proceedings, unless the Offer is accepted by the Commission. If the Offer is not accepted by the Commission, the Offer is withdrawn without prejudice to Respondent and shall not become a part of the record in these or any other proceedings, except for the waiver expressed in Section V. with respect to Rule 240(c)(5) of the Commission’s Rules of Practice [17 C.F.R. § 201.240(c)(5)].

III.

On the basis of the foregoing, the Respondent hereby:

A. Admits the jurisdiction of the Commission over it and over the matters set forth in the Order Making Findings and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Order”) attached hereto.

B. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission or in which the Commission is a party and without admitting or denying the findings contained in the Order, except as to the Commission’s jurisdiction over it and the subject matter of these proceedings, which are admitted, Respondent consents to the entry of an Order by the Commission containing the following findings and order set forth below:

1. Colonial BancGroup is a Delaware corporation organized in 1974 as a bank holding company and is currently headquartered in Montgomery, Alabama. Colonial BancGroup’s primary operating subsidiary was Colonial Bank, Montgomery, Alabama. On August 14, 2009, the Alabama State Banking Department seized Colonial Bank and appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. Subsequent to the closure, a financial holding company unrelated to Colonial BancGroup assumed substantially all of Colonial Bank’s deposits and purchased substantially all of Colonial Bank’s assets in a transaction facilitated by the FDIC. Following Colonial Bank’s seizure and sale, Colonial BancGroup filed a voluntary Chapter 11 bankruptcy petition, operating as a debtor-in-possession. Colonial BancGroup’s common stock currently is registered with the Commission pursuant to Section 12(g) of the Exchange Act. Colonial BancGroup’s securities had been registered pursuant to Section 12(b) of the Exchange Act and were listed on the New York Stock Exchange (“NYSE”) under the symbol “CNB” until the NYSE suspended trading on August 17, 2009. Colonial BancGroup’s stock currently is quoted on a quotation medium utilized by Pink OTC Markets, Inc. under the symbol CBCGQ.PK.

2. Colonial BancGroup has failed to comply with Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder, while its common stock was registered with the Commission in that: (1) it has not filed an Annual Report on Form 10-K or 10-KSB since March 2, 2009; and (2) it has not filed quarterly reports on either Form 10-Q or Form 10-QSB since May 8, 2009.

IV.

Section 12(j) of the Exchange Act provides as follows:

The Commission is authorized, by order, as it deems necessary or appropriate for the protection of investors to deny, to suspend the effective date of, to suspend for a period not exceeding twelve months, or to revoke the registration of a security, if the Commission finds, on the record after notice and opportunity for hearing, that the issuer of such security has failed to comply with any provision of this title or the rules and regulations thereunder. No member of a national securities exchange, broker, or dealer shall make use of the mails or any means of instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, any security the registration of which has been and is suspended or revoked pursuant to the preceding sentence.

On the basis of the foregoing, Respondent hereby consents to the entry of an Order by the Commission that:

Pursuant to Section 12(j) of the Exchange Act, registration of each class of Respondent’s securities registered pursuant to Section 12 of the Exchange Act be, and hereby is, revoked.

V.

By submitting this Offer, Respondent hereby acknowledges its waiver of those rights specified in Rules 240(c)(4) (subject to the Commission’s acceptance of the Offer) and (5) [17 C.F.R. §201.240(c)(4) and (5)] of the Commission’s Rules of Practice. Respondent also hereby waives service of the Order.

VI.

Respondent understands and agrees to comply with the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings” [17 C.F.R. §202.5(e)]. In compliance with this policy, Respondent agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, (a) any finding in the Order or (b) that the Order is without factual basis; and (ii) that upon the filing of this Offer of Settlement, Respondent hereby withdraws any papers previously filed in this proceeding to the extent that they deny, directly or indirectly, any finding in the Order. If Respondent breaches this agreement, the Division of Enforcement may petition the Commission to vacate the Order and restore this proceeding to its active docket. Nothing in this provision affects Respondent’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

VII.

Consistent with the provisions of 17 C.F.R. § 202.5(f), Respondent waives any claim of Double Jeopardy based upon the settlement of this proceeding.

VIII.

Respondent hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Respondent to defend against this action. For these purposes, Respondent agrees that Respondent is not the prevailing party in this action since the parties have reached a good faith settlement.

IX.

Respondent, by submitting this Offer, has not waived its right to inspect and copy the Commission’s investigative file and the Commission’s obligations to allow Respondent to exercise such rights shall not expire until the earlier of (i) 120 days after the date of the execution of a confidentiality agreement mutually acceptable to Respondent and the Commission or (ii) the consent of the parties.

X.

Respondent states that it has read and understands the foregoing Offer, that this Offer is made voluntarily, and that no promises, offers, threats, or inducements of any kind or nature whatsoever have been made by the Commission or any member, officer, employee, agent, or representative of the Commission in consideration of this Offer or otherwise to induce it to submit to this Offer.

13TH Day of September, 2010	/s/ Kevin O’Halloran
THE COLONIAL BANCGROUP, INC.
Chief Restructuring Officer

STATE OF TEXAS	}
	}	SS:
COUNTY OF TARRANT	}

The foregoing instrument was acknowledged before me this 13TH day of Sept., 2010, by Kevin O’Halloran, who ✓ is personally known to me or      who has produced a                      driver’s license as identification and who did take an oath.

/s/ Ralph Brotherton
Notary Public
State of Texas
Commission Number	:
Commission Expiration	: 10/30/11

CERTIFICATE OF CORPORATE RESOLUTION

OF THE COLONIAL BANCGROUP, INC.

I, Simuel Sippial, Jr., do hereby certify that I am the duly elected, qualified and acting Board Chair of The Colonial BancGroup, Inc. (“Colonial BancGroup”), a Delaware corporation, and that the following is a complete and accurate copy of a resolution adopted by the Board of Directors of Colonial BancGroup at a meeting held on 9/9, 2010 at which a quorum was present and resolved as follows:

RESOLVED: That Kevin O’Halloran, an Officer of this Corporation, be and hereby is authorized to act on behalf of the Corporation, and in his sole discretion, to negotiate, approve, and make the offer of settlement of Colonial BancGroup, attached hereto, to the United States Securities and Exchange Commission (“Commission”) in connection with the investigation conducted by the Commission; in this connection, the aforementioned Officer be and hereby is authorized to undertake such actions as he may deem necessary and advisable, including the execution of such documentation as may be required by the Commission, in order to carry out the foregoing.

I further certify that the aforesaid resolution has not been amended or revoked in any respect and remains in full force and effect.

IN WITNESS WHEREOF, I have executed this Certificate as a sealed instrument this 9 day of September, 2010.

By:	/s/ Simuel Sippial, Jr.
Simuel Sippial, Jr.
Chairman of the Board
The Colonial BancGroup, Inc.

Notary Public
State of Alabama
Commission Number	:
Commission Expiration	:	4/29/2013
[Notary Seal]

UNITED STATES OF AMERICA

Before the

SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934

Release No.

ADMINISTRATIVE PROCEEDING

File No. 3-13967

In the Matter of

THE COLONIAL BANCGROUP, INC.,	ORDER MAKING FINDINGS AND REVOKING REGISTRATION OF SECURITIES PURSUANT TO SECTION 12(j) OF THE SECURITIES EXCHANGE ACT OF 1934

Respondent.

I.

The Securities and Exchange Commission (“Commission”) deems it necessary and appropriate for the protection of investors that proceedings be, and hereby are, instituted pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Exchange Act”), against The Colonial BancGroup, Inc. (“Colonial BancGroup” or “Respondent”).

II.

In anticipation of resolving these proceedings instituted by the Commission, Respondent has submitted an Offer of Settlement (the “Offer”) which the Commission has determined to accept. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party, and without admitting or denying the findings herein, except as to the Commission’s jurisdiction over it and the subject matter of these proceedings, Respondent consents to the entry of this Order Making Findings and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Order”), as set forth below.

III.

On the basis of this Order and Respondent’s Offer, the Commission finds that:

A. Colonial BancGroup is a Delaware corporation organized in 1974 as a bank holding company and is currently headquartered in Montgomery, Alabama. Colonial BancGroup’s primary operating subsidiary was Colonial Bank, Montgomery, Alabama. On August 14, 2009, the Alabama State Banking Department seized Colonial Bank and appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. Subsequent to the closure, a financial holding company unrelated to Colonial BancGroup assumed substantially all of Colonial Bank’s deposits and purchased substantially all of Colonial Bank’s assets in a transaction facilitated by the FDIC. Following Colonial Bank’s seizure and sale, Colonial BancGroup filed a voluntary Chapter 11 bankruptcy petition, operating as a debtor-in-possession. Colonial BancGroup’s common stock currently is registered with the Commission pursuant to Section 12(g) of the Exchange Act. Colonial BancGroup’s securities had been registered pursuant to Section 12(b) of the Exchange Act and were listed on the New York Stock Exchange (“NYSE”) under the symbol “CNB” until the NYSE suspended trading on August 17, 2009. Colonial BancGroup’s stock currently is quoted on a quotation medium utilized by Pink OTC Markets, Inc. under the symbol CBCGQ.PK.

B. Colonial BancGroup has failed to comply with Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder, while its common stock was registered with the Commission in that: (1) it has not filed an Annual Report on Form 10-K or 10-KSB since March 2, 2009; and (2) it has not filed quarterly reports on either Form 10-Q or Form 10-QSB since May 8, 2009.

IV.

Section 12(j) of the Exchange Act provides as follows:

The Commission is authorized, by order, as it deems necessary or appropriate for the protection of investors to deny, to suspend the effective date of, to suspend for a period not exceeding twelve months, or to revoke the registration of a security, if the Commission finds, on the record after notice and opportunity for hearing, that the issuer of such security has failed to comply with any provision of this title or the rules and regulations thereunder. No member of a national securities exchange, broker, or dealer shall make use of the mails or any means of instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, any security the registration of which has been and is suspended or revoked pursuant to the preceding sentence.

In view of the foregoing, the Commission finds that it is necessary and appropriate for the protection of investors to impose the sanction specified in Respondent’s Offer.

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Accordingly, it is hereby ORDERED, pursuant to Section 12(j) of the Exchange Act, that registration of each class of Respondent’s securities registered pursuant to Section 12 of the Exchange Act be, and hereby is, revoked; and

It is FURTHER ORDERED that nothing herein shall eliminate or impair Respondent’s right to inspect and copy the Commission’s investigative file and the Commission’s obligations to allow Respondent to exercise such rights shall not expire until the earlier of (i) 120 days after the date of the execution of a confidentiality agreement mutually acceptable to Respondent and the Commission or (ii) the consent of the parties.

By the Commission.

Elizabeth M. Murphy
Secretary

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